Exhibit A

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Month                         May-00
Payment Date                  15th of each month
Convention                    Modified Following Business Day
Current Payment Date          15-May-00
Current Calculation Date      9-May-00
Previous Payment Date         17-Apr-00
Previous Calculation Date     11-Apr-00
--------------------------------------------------------------------------------------------

1. Account Activity Summary between Calculation Dates
--------------------------------------------------------------------------------------------
                                   Prior         Deposits      Withdrawals     Balance on
                                  Balance                                    Calculation Date
                                 11-Apr-00                                      9-May-00
--------------------------------------------------------------------------------------------
Expense Account                  1,646,784.02   5,307,663.04   (5,383,673.06)   1,570,774.00
Collection Account              26,280,531.16  16,680,612.72  (26,280,531.16)  16,680,612.72
Aircraft Purchase Account       19,949,268.44                 (19,851,067.07)      98,201.37
Liquidity Reserve cash balance  38,689,203.00   1,456,000.00             -     40,145,203.00
--------------------------------------------------------------------------------------------
Total                           86,565,786.62  23,444,275.76  (51,515,271.29)  58,494,791.09
--------------------------------------------------------------------------------------------

2. Analysis of Expenses Account Activity
--------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                    1,646,784.02
Transfer from Collection Account on previous Payment Date                       1,800,000.00
Permitted Aircraft Accrual
Interim Transfer from Collection Account                                        3,500,000.00
Interest Income                                                                     7,663.04
Balance on current Calculation Date
 - Payments on previous payment date                                             (807,450.46)
 - Interim payments                                                            (4,576,222.60)
 - other
--------------------------------------------------------------------------------------------
Balance on current Calculation Date                                             1,570,774.00
--------------------------------------------------------------------------------------------

3. Analysis of Collection Account Activity
--------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                   26,280,531.16
Collections during period
 - lease rentals                                                               17,196,232.00
 - maintenance reserves                                                         2,095,919.00
 - other leasing income                                                           566,882.96
 - interest income                                                                321,578.76
 - lease rental received in error
 - interim transfer to Expense A/C                                             (3,500,000.00)
Transfers from Aircraft Purchase Account                                                 -
Drawings under Credit or Liquidity Enhancement Facilities                                -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                   -
Transfer to Expense Account on previous Payment Date
 - Required Expense Amount                                                     (1,800,000.00)
 - Permitted Aircraft Modifications
Net Swap payments on previous Payment Date                                       (567,656.25)
Aggregate Note Payments on previous Payment Date                              (23,912,874.91)
Interim Transfer to Expense Account
--------------------------------------------------------------------------------------------
Balance on current Calculation Date                                            16,680,612.72
--------------------------------------------------------------------------------------------
Analysis of Liquidity Reserve Amount
First Collection Account Reserve                                               30,000,000.00
Cash Held
 - Accrued Expenses                                                             1,570,774.00
 - Security Deposits                                        10,145,203.00      11,715,977.00
Morgan Stanley Facility                                                        30,000,000.00
ILFC Facility
   - Letter of Credit                                       20,000,000.00
   -Security Deposits                                       28,884,039.00      48,884,039.00
                                                                           -----------------
Liquidity Reserve Amount                                                      120,600,016.00
                                                                           -----------------

Minimum Liquidity Reserve Amount                                               30,000,000.00

--------------------------------------------------------------------------------------------

                                  Page 1 of 4


----------------------------------------------------------------------------------------------------------------
Balance in Collection Account                                                                     16,680,612.72
Liquidity Reserve Amount                                                                         120,600,016.00
                                                                                              ------------------
Available Collections                                                                            137,280,628.72
                                                                                              ==================

3. Analysis of Collection Account Activity (Continued)
----------------------------------------------------------------------------------------------------------------
Analysis of Current Payment Date Distributions

(I)          Required Expense Amount                                                               3,665,025.75
(II) a)      Class A Interest but excluding Step-up                                                7,194,686.19
     b)      Swap Payments other than subordinated swap payments                                     798,566.67
(iii)a)      Repayment of Primary Eligible Credit Facilities                                                  -
     b)      First Collection Account top-up (Minimum liquidity reserve $30 m)                    30,000,000.00
(iv)         Class A Minimum principal payment                                                                -
(v)          Class B Interest                                                                        888,908.59
(vi)         Class B Minimum principal payment                                                       477,216.91
(vii)        Class C Interest                                                                      1,014,022.50
(viii)       Class C Minimum principal payment                                                                -
(ix)         Class D Interest                                                                        797,500.00
(x)          Class D Minimum principal payment                                                                -
(xi) a)      Secondary Eligible Credit Facilities (ILFC and Morgan Stanley Facilities)                        -
     b)      Second collection account top-up                                                     90,600,016.00
(xii)        Class A Scheduled principal                                                                      -
(xiii)       Class B Scheduled principal                                                              81,822.55
(xiv)        Class C Scheduled principal                                                              50,000.00
(xv)         Class D Scheduled principal                                                                      -
(xvi)        Permitted accruals for Modifications
(xvii)       Step-up interest                                                                                 -
(xviii)      Beneficial interest                                                                              -
(xix)        Class A Supplemental principal                                                        1,712,863.55
(xx)         Class B Supplemental principal                                                                   -
(xxi)        Class D Redemption Price                                                                         -
(xxii)       Class C Redemption Price                                                                         -
(xxiii)      Class B Redemption Price                                                                         -
(xxiv)       Class A Redemption Price                                                                         -
(xxv)        Subordinated Swap payments                                                                       -
(xxvi)       all remaining amounts to holders of Beneficial interests
             Total Payments with respect to Payment Date                                         137,280,628.72
             less collection Account Top Ups (iii) (b) and (xi) (b) above                        120,600,016.00
                                                                                              ------------------
                                                                                                  16,680,612.72
                                                                                              ==================

----------------------------------------------------------------------------------------------------------------

                                  Page 2 or 4


------------------------------------------------------------------------------------------------------------------------
4. Payments on the Notes by Subclass
------------------------------------------------------------------------------------------------------------------------
                                           Subclass        Subclass        Subclass       Subclass           Total
Floating Rate Notes                          A-2             A-3             A-4             A-5            Class A
------------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                              6.13000%        6.13000%        6.13000%        6.13000%
Applicable Margin                              0.3500%         0.5200%         0.5400%         0.5800%
Applicable Interest Rate                      6.48000%        6.65000%        6.67000%        6.71000%
Day Count                                      Act/360         Act/360         Act/360         Act/360
Actual Number of Days                               28              28              28              28
Interest Amount Payable                   1,126,640.43    2,999,888.89    1,037,555.56    2,030,601.32
Step-up Interest Amount Payable                NA             NA              NA              NA
------------------------------------------------------------------------------------------------------------------------
Total Interest Paid                       1,126,640.43    2,999,888.89    1,037,555.56    2,030,601.32      7,194,686.19
------------------------------------------------------------------------------------------------------------------------

Expected Final Payment Date                15-Sep-05      15-Mar-02       15-Mar-03       15-Jun-08
Excess Amortisation Date                   15-Apr-98      15-Mar-02       15-Mar-03       15-Apr-00
------------------------------------------------------------------------------------------------------------------------
Original Balance                        340,000,000.00  580,000,000.00  200,000,000.00  400,000,000.00
Opening Outstanding Principal Balance   223,539,768.43  580,000,000.00  200,000,000.00  389,086,903.08  1,392,626,671.52
------------------------------------------------------------------------------------------------------------------------
Extended Pool Factors                           81.15%         100.00%         100.00%         100.00%
Pool Factors                                    72.52%         100.00%         100.00%          96.92%
------------------------------------------------------------------------------------------------------------------------
Extension Amount                                   -               -               -               -
Pool Factor Amount                                 -               -               -      1,406,903.08
Surplus Amortisation                        111,898.10             -               -        194,062.37
------------------------------------------------------------------------------------------------------------------------
Total Principal Distribution Amount         111,898.10             -               -      1,600,965.45      1,712,863.55
------------------------------------------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
------------------------------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance   223,427,870.33  580,000,000.00  200,000,000.00  387,485,937.63  1,390,913,807.96
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                           Subclass       Subclass         Total
Floating Rate Notes                           B-1            B-2          Class B
--------------------------------------------------------------------------------------
Applicable LIBOR                               6.1300%         6.1300%
Applicable Margin                              0.6500%         1.0500%
Applicable Interest Rate                      6.78000%        7.18000%
Day Count                                      Act/360         Act/360
Actual Number of Days                               28              28
Interest Amount Payable                     470,075.26      418,833.33
Step-up Interest Amount Payable                NA              NA
--------------------------------------------------------------------------------------
Total Interest Paid                         470,075.26      418,833.33      888,908.59
--------------------------------------------------------------------------------------

Expected Final Payment Date                15-Mar-13      15-Mar-07
Excess Amortisation Date                   15-Apr-98      15-Mar-07
--------------------------------------------------------------------------------------
Original Balance                        100,000,000.00   75,000,000.00
Opening Outstanding Principal Balance    89,141,958.47   75,000,000.00  164,141,958.47
--------------------------------------------------------------------------------------
Extended Pool Factors                           95.42%         100.00%
Pool Factors                                    91.44%         100.00%
--------------------------------------------------------------------------------------
Extension Amount                                   -               -
Pool Factor Amount                                 -               -
Surplus Amortisation                        559,039.46             -
--------------------------------------------------------------------------------------
Total Principal Distribution Amount         559,039.46             -        559,039.46
--------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
--------------------------------------------------------------------------------------
Closing Outstanding Principal Balance    88,582,919.01   75,000,000.00  163,582,919.01
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                          Subclass       Subclass          Total                    Subclass
Fixed Rate Notes                             C-1            C-2           Class C                      D-1
--------------------------------------------------------------------------------------           ---------------
Applicable Interest Rate                      6.90000%        9.60000%                                 8.70000%
Day count                                     30 / 360        30 / 360                                 30 / 360
Number of Days                                      30              30                                       30
Interest Amount Payable                     574,022.50      440,000.00                               797,500.00
--------------------------------------------------------------------------------------           ---------------
Total Interest Paid                         574,022.50      440,000.00    1,014,022.50               797,500.00
--------------------------------------------------------------------------------------           ---------------
Expected Final Payment Date                15-Mar-13    15-Oct-16                                     15-Mar-14
Excess Amortisation Date                   15-Mar-13    15-Oct-16                                     15-Mar-10
Original Balance                        100,000,000.00   55,000,000.00                           110,000,000.00
Opening Outstanding Principal Balance    99,830,000.00   55,000,000.00  154,830,000.00           110,000,000.00
--------------------------------------------------------------------------------------           ---------------
Extended Pool Factors                          100.00%         100.00%                                  100.00%
expected Pool Factors                           99.78%         100.00%                                  100.00%
--------------------------------------------------------------------------------------           ---------------
Extended Amount                                    -               -                                        -
expected Pool Factor amount                  50,000.00             -                                        -
-------------
Surplus Amortisation                               -               -
--------------------------------------------------------------------------------------           ---------------
Total Principal Distribution Amount          50,000.00             -         50,000.00                      -
--------------------------------------------------------------------------------------           ---------------
Redemption Amount                                  -               -                                        -
- amount allocable to principal                    -               -                                        -
- amount allocable to premium                      -               -                                        -
--------------------------------------------------------------------------------------           ---------------
Closing Outstanding Principal Balance    99,780,000.00   55,000,000.00  154,780,000.00           110,000,000.00
--------------------------------------------------------------------------------------           ---------------

                                  Page 3 of 4


-----------------------------------------------------------------------------------------------------------------------------
5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period               15-May-00
End of Interest Accrual Period                 15-May-99
Reference Date                                 11-May-00

------------------------------------------------------------------------------------------------------------------------------------
                                                A-2           A-3            A-4             A-5              B-1           B-2
------------------------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                              6.52250%        6.52250%        6.52250%        6.52250%          6.52250%    6.52250%
Applicable Margin                              0.3500%         0.5200%         0.5400%         0.5800%           0.6500%     1.0500%
Applicable Interest Rate                       6.8725%         7.0425%         7.0625%         7.1025%           7.1725%     7.5725%
Actual Pool Factor                              65.71%         100.00%         100.00%          96.87%            88.58%     100.00%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Fixed Rate Notes                                C-1           C-2            D-1
--------------------------------------------------------------------------------------
Actual Pool Factor                              99.78%         100.00%         100.00%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
6. Payments per $ 100,000 Inital Outstanding Principal Balance of Notes
------------------------------------------------------------------------------------------------------------------------------------
(a) Floating Rate Notes                         A-2           A-3          A-4              A-5               B-1           B-2
------------------------------------------------------------------------------------------------------------------------------------
Opening Outstanding Principal Balance        65,746.99      100,000.00      100,000.00       97,271.73         89,141.96  100,000.00
Total Principal Payments                         32.91              -              -            400.24            559.04          -
Closing Outstanding Principal Balance        65,714.08      100,000.00      100,000.00       96,871.48         88,582.92  100,000.00

Total Interest                                  331.36          517.22          518.78          507.65            470.08      558.44
Total Premium                                  0.0000%         0.0000%         0.0000%         0.0000%           0.0000%     0.0000%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
(b) Fixed Rate Notes                            C-1           C-2          D-1
--------------------------------------------------------------------------------------
Opening Outstanding Principal Balance        99,830.00      100,000.00      100,000.00
Total Principal Payments                         50.00              -              -
Closing Outstanding Principal Balance        99,780.00      100,000.00      100,000.00

Total Interest                                  574.02          800.00          725.00
Total Premium                                       -               -              -
--------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
       A2             A3          A4           A5           B1          B2           C1            C2          D1          Total
         3,400        5,800        2,000        4,000        1,000         750        1,000         550        1,100        19,600

   340,000,000  580,000,000  200,000,000  400,000,000  100,000,000  75,000,000  100,000,000  55,000,000  110,000,000  1,960,000,000
------------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Aircraft Finance                       Performance to Date
                                                        2000 Base Case
                                                  March 15, 2000 - May 15, 2000

                                        All amounts in millions of US dollars      Dollar amounts expressed as a
                                              unless otherwise stated               2000 Base Case Lease Rentals
-----------------------------------------------------------------------------     -------------------------------
                                              Actual    Basecase     Variance     Actual    Base Case  Variance
-----------------------------------------------------------------------------     -------------------------------
                     CASH COLLECTIONS
 [1]                 Lease Rentals              44.5        44.5            -     100.0%       100.0%      0.0%
 [2]                 - Renegotiated Leases         -           -            -
 [3]                 - Rental Resets
                                             --------------------------------     -------------------------------
 [4] sum of [1]..[3] Contracted Lease Rentals   44.5        44.5            -     100.0%       100.0%      0.0%
                                                   -
 [5]      Movement in Current Arrears Balance   (0.4)          -         (0.4)     -0.9%         0.0%     -0.9%

                less Net Stress-related Costs

 [6]            - Bad debts                        -           -           -
 [7]            - Security deposits drawn down     -                       -
 [8]            - Capitalised arrears              -                       -
 [9]            - AOG                           (1.0)                    (1.0)    -2.3%
[10]            - Other Leasing Income          (1.2)                    (1.2)     -2.6%
[11]            - Repossession                  (0.1)                    (0.1)     -0.2%            -
                                             --------------------------------     -------------------------------
[12] sum of [6]..[11] sub-total                 (2.3)       (2.0)        (0.3)     -5.1%        -4.5%     -0.6%
                                                               -
[13] [4]+[5]+[12] Net Lease Rentals             41.8        42.5         (0.7)     94.0%        95.5%     -1.5%
                                                               -
[14]            Interest Earned                  0.5        0.40          0.1       1.1%         0.9%      0.2%
[15]            Net Maintenance                 (2.1)          -         (2.1)     -4.7%         0.0%     -4.7%
                                             --------------------------------     -------------------------------
[16] sum of [13]..[15] Total Cash Collections   40.2        42.9         (2.7)     90.4%        96.4%     -6.0%
                                             --------------------------------     -------------------------------
            CASH EXPENSES
            Aircraft Operating Expenses
[17]        - Insurance                         (0.2)                              -0.4%
[18]        - Re-leasing and other overheads    (0.1)                              -0.2%
                                             --------------------------------     -------------------------------
[19] [17]+[18] subtotal                         (0.3)       (0.4)         0.1      -0.6%        -0.8%      0.2%
                                                               -
                SG&A Expenses                      -
[20]            Aircraft Servicer Fees             -
                 - Base Fee                     (0.5)                              -1.1%
                 - Rent Collected Fee           (0.5)                              -1.1%
                 - Rent Contracted Fee          (0.5)                              -1.1%
                 - Incentive Fee                   -
                                             --------------------------------     -------------------------------
[21]     [20]   sub-total                       (1.5)       (1.5)        (0.0)     -3.4%        -3.4%      0.0%
[22]            Other Servicer Fees             (0.6)       (0.3)        (0.3)     -1.3%        -0.8%     -0.5%
                                             --------------------------------     -------------------------------
[23]  [21]+[22] subtotal                        (2.1)       (1.8)        (0.3)     -4.7%        -4.2%     -0.5%
                                                   -
                                             --------------------------------     -------------------------------
[24]  [19]+[23] Total Cash Expenses             (2.4)       (2.2)        (0.2)     -5.3%        -5.0%     -0.3%
                                                   -
                                             --------------------------------     -------------------------------
                                                   -
                NET CASH COLLECTIONS               -
[25]     [16]   Total Cash Collections          40.2        42.9         (2.7)     90.4%        96.4%     -6.0%
[26]     [24]   Total Cash Expenses             (2.4)       (2.2)        (0.2)     -5.3%        -5.0%     -0.3%
[27]            Interest Payments              (21.2)      (20.9)        (0.3)    -47.6%       -46.9%     -0.8%
[28]            Swap Payments                   (1.6)       (1.8)         0.2      -3.6%        -4.0%      0.4%
[29]            Exceptional Item                   -                        -
                                             --------------------------------     -------------------------------
[30] sum of [25]..[29] TOTAL                    15.0        18.0         (3.0)     33.8%        40.5%     -6.7%
                                             ================================     ===============================
-----------------------------------------------------------------------------------------------------------------
                                                   -
[31]            PRINCIPAL PAYMENTS                 -
                subclass A2                      1.3         2.4         (1.1)      2.8%         5.3%     -2.5%
                subclass A3                        -                        -
                subclass A4                        -                        -
                subclass A5                     12.5        14.4         (1.9)     28.3%        32.5%     -4.2%
                subclass B1                      1.1         1.1            -       2.5%         2.5%      0.0%
                subclass B2                        -                        -
                subclass C1                      0.1         0.1                    0.2%         0.2%      0.0%
                subclass C2                        -
                subclass D1                        -           -
                                             --------------------------------     -------------------------------
                Total                           15.0        18.0         (3.0)     33.8%        40.5%     -6.7%
                                             ================================     ===============================
-----------------------------------------------------------------------------------------------------------------
                                                   -
                Debt Balances                      -
                -------------
                subclass A2                    223.4
                subclass A3                    580.0
                subclass A4                    200.0
                subclass A5                    387.5
                subclass B1                     88.6
                subclass B2                     75.0
                subclass C1                     99.8
                subclass C2                     55.0
                subclass D1                    110.0
                                            --------
                                             1,819.3
                                            --------


-------------------------------------------------------------------------------
         Coverage Ratios
         ---------------                                            2000
                                          Closing     Actual       Base Case
-------------------------------------------------------------------------------
      Net Cash Collections                             15.0             18.0
      Add Back Interest and Swap Payments              22.8             22.6
      -----------------------------------
a     Net Cash Collections                             37.8             40.7
b     Swaps                                             1.6              1.8
c     Class A Interest                                 15.6             15.4
d     Class A Minimum                                   4.8              4.8
e     Class B Interest                                  2.0              1.9
f     Class B Minimum                                   1.0              1.0
g     Class C Interest                                  2.0              2.0
h     Class C Minimum                                     -                -
I     Class D Interest                                  1.6              1.6
j     Class D Minimum                                     -                -
k     Class A Scheduled                                 0.1              0.1
l     Class B Scheduled                                 0.1              0.1
m     Class C Scheduled                                 0.1              0.1
n     Class D Scheduled                                   -                -
o     Permitted Aircraft Modifications                    -                -
p     Class A Supplemental                              8.8             11.8
                                                   -----------------------------
      Total                                            37.8             40.6
--------------------------------------------------------------------------------

  [1]    Interest Coverage Ratio
         Class A                                       2.20             2.37
         Class B                                       1.57             1.71
         Class C                                       1.40             1.51
         Class D                                       1.32             1.43

[2]      Debt Coverage Ratio
         Class A                                       1.31             1.42
         Class B                                       1.31             1.42
         Class C                                       1.30             1.41
         Class D                                       1.30             1.41
--------------------------------------------------------------------------------
         Loan-to-Value Ratios
         --------------------     2000 Base Case      Actual      2000 Base Case
                                    15-Mar-00       15-May-00        15-May-00
                                  ----------------------------------------------
[3]    Assumed Portfolio Value     2,000.9           1,987.1            1,987.1
[4]    Adjusted Portfolio Value
       Liquidity Reserve Amount
       Cash                           30.0              30.0               30.0
         - Accrued Expenses            6.1               2.9                2.9
         - Security Deposits           7.1              10.1               10.1
                                -----------         ---------        -----------
       subtotal cash                  43.2              43.1               43.1
        Letters of Credit             82.1              78.9               78.9
       Total Liquidity Reserve       125.3             122.0              122.0
                                -----------         ---------        -----------
[5]    Total Asset Value           2,126.2           2,109.1            2,109.1

       Note Balance
       Class A                     1,404.7    66.1%  1,390.9   65.9%    1,387.9      65.8%
       Class B                       164.7    73.8%    163.6   73.7%      163.6      73.6%
       Class C                       154.9    81.1%    154.8   81.0%      154.8      80.9%
       Class D                       110.0    86.3%    110.0   86.3%      110.0      86.1%
                                -----------         ---------        -----------
       Total                       1,834.3           1,819.3            1,816.2
------------------------------------------------------------------------------------------

[1] Interest Coverage Ratio is equal to Net Cash Collections, before Interest and swap payments, expressed as a ratio of the swap costs and interest payable on each subclass of Notes plus the interest and minimum principal payments payable on each subclass of Notes that rank senior in priority of payment to the relevant subclass of Notes.

[2] Debt Service Ratio is equal to Net Cash Collections before interest and swap payments, expressed as a ratio of the interest and minimum and scheduled principal payments payable on each subclass of Notes plus the interest and minimum and scheduled principal payments payable on each subclass of Notes that ranks equally with or senior to the relevant subclass of Notes in the priority of payments.

[3] Assumed Portfolio Value represents the Inital Appraised Value of each aircraft in the Portfolio multipled by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

[4] Adjusted Portfolio Value represents the Base Value of each aircraft in the Portfolio as detemined by the most recent Appraisal multipled by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.
The lower of the Assumed Portfolio Value or 105% of the Adjusted Portfolio Value is used to calculate the principal repayment amounts to Noteholders

[5] Total Asset Value is equal to Total Portfolio Value plus Liquidity Reserve Amount minus Lessee Security Deposits.

                           MSAF Performance to Date
                       Description of Report Line Items
-------------------------------------------------------------------------------------------------------------------------------
  Note:                       Report Line Name            Description
-------------------------------------------------------------------------------------------------------------------------------
                       CASH COLLECTIONS
[1]                    Lease Rentals                 Assumptions per the March 1998 Prospectus
[2]                    - Renegotiated Leases         Change in contracted rental cash flow caused by a renegotiated lease
[3]                    - Rental Resets               Re-leasing events where new lease rate deviated from the 1998 Base Case
[4] sum of [1]....[3] Contracted Lease Rentals       Current Contracted Lease Rentals due as at the latest Calculation Date
[5]           Movement in Current Arrears Balance    Current contracted lease rentals not received as at the latest Calculation
                                                     Date, excluding Bad debts

                    less Net Stress related Costs
[6]                 - Bad debts                      Arrears owed by former lessees and deemed irrecoverable.
[7]                 - Capitalised arrears            Current arrears that have been capitalised and restructured as a Note Payable.
[8]                 - Security deposits drawn down   Security deposits received following a lesse default
[9]                 - AOG                            Lost of rental due to an aircraft being off-lease and non-revenue earning
[10]                - Other Leasing Income           Includes lease termination payments, rental guarantees and late payments charges
[11]                - Repossession                   Legal and technical costs incurred in repossessing aircraft.
[12] sum of [6]....[11] sub-total

[13]    [4]+[5]+[12] Net Lease Rentals               Contracted Lease Rentals less Movement in Current Arrears Balance and Net
                                                     Stress related costs
[14]                 Interest Earned                 Interest earned on monthly cash balances
[15]                 Net Maintenance                 Maintenance Revenue Reserve received less and reimbursements to lessees.
[16] sum of [13]...[15]  Total Cash Collections      Net Lease Rentals + Interest Earned + Net Maintenance
-------------------------------------------------------------------------------------------------------------------------------
                       CASH EXPENSES
                       Aircraft Operating Expenses   All operational costs to the leasing of aircraft.
[17]                   - Insurance                   Premium for contingent insurance policies
[18]                   - Re-leasing and other        Costs associated transferring an aircraft from one lessee to another
[19]     [17]+[18]    subtotal

                       SG&A Expenses
[20]                   Aircraft Servicer Fees        Monthly and annual fees paid to Aircraft Servicer
                       - Base Fee                    Fixed amount per month per aircraft
                       - Rent Contracted Fee         1.00% of rental contracted for the month
                       - Rent Collected Fee          1.25% of rental received for the month
                       - Incentive Fee               Annual fee paid to Servicer for performance above an annually agreed target
[21]          [20]     subtotal
[22]                   Other Servicer Fees           Administrative Agent, trustee and professional fees paid to other service providers.
[23]     [21]+[22]     subtotal

[24]     [19]+[23]     Total Cash Expenses           Aircraft Operating Expenses + SG&A Expenses
-------------------------------------------------------------------------------------------------------------------------------
                       NET CASH COLLECTIONS
[25]          [16]     Total Cash Collections        line 16 above
[26]          [24]     Total Cash Expenses           line 24 above
[27]                   Interest Payments             Interest paid on all outstanding debt
[28]                   Swap payments                 Net swap payments (paid) /received
[29]                   Proceeds from Aircraft Sales  Proceeds, net of fees and expenses, from the sale of aircraft
[30] sum of [25]...[29]  Exceptional Items           Includes adjustment for aircraft included in the 1998 Basecase but not acquired by MSAF
                       TOTAL
[31]